COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

27.   COMMITMENTS AND CONTINGENCIES

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB480,290 and RMB257,165 (US40,355) at December 31, 2020 and 2021, respectively, which are scheduled to be paid within following years.

Income taxes

As of December 31, 2021, the Group has recognized approximately RMB 75,348 (US$11,825) as an accrual for unrecognized tax positions. The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.